Exhibit 32.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Definitive Healthcare Corp. (the “Company”) for the annual period ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jason Krantz, as Chief Executive Officer of the Company, and Richard Booth, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2022

/s/ Jason Krantz
Jason Krantz
Chief Executive Officer
(Principal Executive Officer)

/s/ Richard Booth
Richard Booth
Chief Financial Officer
(Principal Financial Officer)